UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):       January 11, 2006
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                       RAMTRON INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)

                                  Delaware
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             (State of or other jurisdiction of incorporation)

                                  0-17739
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                          (Commission File Number)

                                84-0962308
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                  (I.R.S. Employer Identification Number)

Registrant's telephone number, including area code:    (719) 481-7000
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On January 13, 2006, Ramtron International Corporation ("Company") and
Mr. Greg B. Jones entered into a Severance Agreement and General Release and Waiver of Claims upon Mr. Jones's resignation from his service as President-Technology Group for the Company. Mr. Jones's resignation is in light of his desire to pursue other professional and personal interests. A copy of the Severance Agreement and General Release and Waiver of Claims agreement is attached hereto as Exhibit 10.40 and is incorporated herein by reference.

Also, on January 13, 2006, concurrent with Mr. Jones's resignation as an executive officer of the Company, he resigned as a Director of the Company effective as of that same date. Mr. Jones's resignation is due to his desire to pursue other personal interests.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS:

     (a)  Financial Statements - Not Applicable
     (b)  Pro-Forma Financial Information - Not Applicable
     (c)  Exhibits:

          10.40 Severance Agreement and General Release and Waiver of Claims between the Company and Mr. Greg B. Jones dated January 13, 2006.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RAMTRON INTERNATIONAL CORPORATION

                                           By:  /S/ Eric A. Balzer
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                                              Eric A. Balzer
                                              Chief Financial Officer
Dated January 17, 2006

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